UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR/A
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02120
SECURITY INCOME FUND
(Exact name of registrant as specified in charter)

ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS	66636-0001
(Address of principal executive offices)	(Zip code)
RICHARD M. GOLDMAN, PRESIDENT
SECURITY INCOME FUND
ONE SECURITY BENEFIT PLACE
TOPEKA, KANSAS 66636-0001
(Name and address of agent for service)
Registrant’s telephone number, including area code: (785) 438-3000
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010
*Explanatory Note
The Registrant is filing this amendment to its Form N-CSR for the period ended June 30, 2010, originally filed with the Securities and Exchange Commission on September 7, 2010 (Accession Number 0001193125-10-205641) to amend Item 1 “Reports to Stockholders.” The purpose of this amendment is to supplement the Semi-Annual Shareholder Report.
Items 1 (supplemented further herein) through 12(a)(1) to this Form N-CSR are incorporated by reference to the Form N-CSR filed on EDGAR on September 7, 2010 (Accession Number 0001193125-10-205641).

SECURITY INCOME FUND
Supplement dated May 16, 2011 to the
Semi-Annual Report dated June 30, 2010 (the “Semi-Annual Report”)
This Supplement provides new and additional information beyond that contained in the Semi-Annual Report listed above and should be read in conjunction with the Semi-Annual Report.
Director Approval of Investment Advisory Agreement
At an in-person meeting of the Fund’s Boards of Directors held on January 28, 2010, called for the purpose of, among other things, voting on the approval of the investment advisory agreements applicable to the Funds, the Fund’s Board of Directors, including the Independent Directors, unanimously approved the continuation for a two-year period of the investment advisory agreement between the Funds and Security Investors, LLC (“SI”). In reaching this conclusion, the Directors requested and obtained from SI such information as the Directors deemed reasonably necessary to evaluate the proposed renewal of the agreements. Each Fund’s Board of Directors carefully evaluated this information and was advised by legal counsel with respect to its deliberations.
In considering the approval of the investment advisory agreements, the Independent Directors evaluated a number of considerations, including, among others, (1) the nature, extent, and quality of the advisory services to be provided by SI; (2) the investment performance of the Funds and SI; (3) the costs of services provided by SI and the profits derived by SI from its relationship with the Funds; (4) a comparison of each Funds’ expense ratios and those of similarly situated funds; (5) benefits (such as soft dollars) to SI and its affiliates from their relationship with the Funds (and any corresponding benefits to the Funds); (6) the expense limitation/fee waiver agreements between SI and certain of the Funds; and (7) other factors of the Board deemed to be relevant. Each Board of Directors also took into account other considerations that it believed, in light of the legal advice furnished to the Independent Directors by their independent legal counsel and the Directors’ own business judgment, to be relevant. Following its review, each Fund’s Board of Directors determined that the investment advisory agreement will enable Fund shareholders to obtain high quality services at a cost that is appropriate, reasonable and in the best interests of shareholders. Accordingly, the Directors, including the Independent Directors, unanimously approved the renewal of the investment advisory agreements based upon the following considerations, among others:
•	The nature, extent and quality of the advisory services to be provided. Each Board of Directors concluded that SI is capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided in the past, SI’s management capabilities demonstrated with respect to the Funds and other mutual funds managed by SI, the professional qualifications and experience of SI’s and SI’s investment and management oversight processes. The Directors also determined that SI proposed to provide investment and related services that were of the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

•	The investment performance of the Fund. With respect to the Funds, the Directors concluded on the basis of information compiled by Morningstar that SI had achieved investment performance that was acceptable, and competitive or superior relative to comparable funds over trailing periods.

•	The cost of advisory services provided and the level of profitability. On the basis of each Board’s review of the fees to be charged by SI for investment advisory and other services, and the estimated profitability of SI’s relationship with each Fund, each Board concluded that the level of investment advisory fees and SI’s profitability are appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Fund and SI and its affiliates. On the basis of comparative information compiled by Morningstar, the Directors determined that the advisory fees and estimated overall expense ratio of each Fund are consistent with, and often below, industry medians, particularly with respect to mutual funds of comparable size.

•	Whether the advisory fees reflect economies of scale. The directors concluded that the Funds’ investment advisory fees appropriately reflect the current economic environment for SI and the competitive nature of the mutual fund market.

•	The extent to which economies of scale will be realized as the Fund grows. While the Funds’ investment advisory fees do not reduce should Fund assets grow meaningfully, the Directors determined that the investment advisory fees payable by the Funds already reflect potential future economies of scale to some extent by virtue of their competitive levels (determined with reference to industry standards as reported by Lipper and SI’s estimated profitability at current or foreseeable asset levels. The Directors also considered that they will have the opportunity to periodically re-examine whether each Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to SI in the future.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Item 12. Exhibits.

(a)(2)
Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Security Income Fund

By:	/s/ RICHARD M. GOLDMAN
Richard M. Goldman, President
Date: May 20, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ RICHARD M. GOLDMAN
Richard M. Goldman, President
Date: May 20, 2011

By:	/s/ NICK BONOS Nick Bonos, Vice President and Treasurer
Date: May 20, 2011